SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            NORTHEAST INDIANA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     [NORTHEAST INDIANA BANCORP LETTERHEAD]



                                                                  March 20, 2000






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc., we cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 1:00 p.m. central standard time, on April 19, 2000 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors and the ratification of the appointment of our independent auditors. We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.


                                                Very truly yours,



                                                /s/Stephen E. Zahn
                                                ------------------
                                                Stephen E. Zahn
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311
                              www.firstfed-neib.com


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 19, 2000


         Notice is hereby given that an annual meeting of stockholders of Northeast Indiana Bancorp, Inc. will be held at 1:00 p.m. central standard time, on April 19, 2000 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and acting upon:

         Proposal I. The election of two directors of Northeast Indiana Bancorp, each with a term of three years;

         Proposal II. The ratification of the appointment of Crowe, Chizek and Company LLP, as independent auditors for Northeast Indiana Bancorp for the fiscal year ending December 31, 2000;

and such other matters as may properly come before the annual meeting, or any adjournments thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 8, 2000 are the stockholders entitled to vote at the annual meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                              By Order of the Board of Directors

                                              /s/Stephen E. Zahn
                                              ------------------
                                              Stephen E. Zahn
                                              Chairman of the Board, President
                                                and Chief Executive Officer
Huntington, Indiana
March 20, 2000
--------------------------------------------------------------------------------
  IMPORTANT: The prompt return of proxies will save the company the expense of further requests for proxies to ensure a quorum at the annual meeting.
           A self-addressed envelope is enclosed for your convenience.
           No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311
                              www.firstfed-neib.com

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 19, 2000

         This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. to solicit proxies from the holders of Northeast Indiana Bancorp common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 20, 2000.

         Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings Bank.

Time and Place of the Annual Meeting; Matters to be Considered

         Our annual meeting will be held as follows:

         Date:    April 19, 2000
         Time:    1:00 p.m., central standard time
         Place:   North Office of First Federal Savings Bank
                  100 Frontage Road
                  Huntington, Indiana

         At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

         o the election of two directors of Northeast Indiana Bancorp, each with a term of three years;

         o the ratification of the appointment of Crowe, Chizek and Company LLP as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2000; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

         Only holders of record of Northeast Indiana Bancorp common stock on March 8, 2000 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Northeast Indiana Bancorp common stock you own as of the record date. On March 8, 2000, 1,729,526 shares of Northeast Indiana Bancorp common stock were outstanding and entitled to vote at the annual meeting.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Northeast Indiana Bancorp common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         The Northeast Indiana Bancorp Board of Directors unanimously recommends that you vote "FOR" the election of each of the Board of Directors' nominees and "FOR" the proposal to ratify Crowe, Chizek and Company LLP as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2000.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Northeast Indiana Bancorp common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

         Voting instructions are included on your proxy card. Shares of Northeast Indiana Bancorp common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2000. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

         You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of Northeast Indiana Bancorp; (ii) notifying the Secretary of Northeast Indiana Bancorp in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Dee Ann Hammel, Secretary of Northeast Indiana Bancorp at 648 Jefferson Street, Huntington, Indiana 46750.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of Northeast Indiana Bancorp common stock on March 8, 2000, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

         The following table sets forth as of March 8, 2000, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock; (ii) each member of the Northeast Indiana Bancorp Board of Directors; (iii) each executive officer of Northeast Indiana Bancorp named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of Northeast Indiana Bancorp as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Northeast Indiana Bancorp.

                                                                                        Shares
                                                                                    Beneficially                 Percent
                   Beneficial Owner                                                     Owned(1)                 of Class
                   ----------------                                                     --------                 --------
Northeast Indiana Bancorp, Inc. Employee Stock                                         210,925(2)                  12.20%
  Ownership Plan

First Manhattan Co.                                                                    157,190(3)                   9.09
437 Madison Avenue
New York, New York 10022

Stephen E. Zahn, Chairman of the Board, President and                                  141,431(4)                   7.96
  Chief Executive Officer

Darrell E. Blocker, Senior Vice President, Treasurer and                                37,468(5)                   2.14
  Chief Financial Officer

Dee Ann Hammel, Senior Vice President, Chief Operations Officer and                     37,049(6)                   2.12
  Secretary

Dan L. Stephan, Director                                                                23,270(7)                   1.34

J. David Carnes, Director                                                               26,885(8)                   1.55

Randall C. Rider, Director                                                              26,882(9)                   1.54

Joseph A. Byers, Vice President and Senior Trust Officer                                 1,210(10)                  0.07

Michael S. Zahn, Director and Vice President                                             9,369(11)                  0.54

Directors and executive officers as a group (8 persons)                                303,564                     16.40

------------------
(1) Includes shares held directly, as well as jointly with family members, shares held in retirement accounts in a fiduciary capacity or by certain family members and options exercisable within 60 days of March
         8. 2000, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power.
(2) The amount reported represents 210,925 shares held by Northeast Indiana Bancorp, Inc.'s ESOP, 87,708 of which have been allocated to accounts of participants as of March 8, 2000. First Federal Savings Bank is the trustee of the ESOP and may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.
(3)      As reported on Schedule 13G/A filed on February 9, 2000.
(4) The amount also includes 14,374 shares of common stock allocated to Mr. Zahn's account under the ESOP, vested options to purchase 47,360 shares of common stock granted to Mr. Zahn under the stock option plan. and 37,182 shares of common stock held in a revocable trust which Mr. Zahn acts as Trustee.
(5) The amount also includes 7,582 shares of common stock allocated to Mr. Blocker's account under the ESOP and vested options to purchase 19,012 shares of common stock granted to Mr. Blocker under the stock option plan.

(6) The amount also includes 6,497 shares of common stock allocated to Ms. Hammel's account under the ESOP and vested options to purchase 19,012 shares of common stock granted to Ms. Hammel under the stock option plan.
(7) The amount above includes vested options to purchase 10,560 shares of common stock granted to Mr. Stephan under the stock option plan.
(8) The amount also includes vested options to purchase 10,560 shares of common stock granted to Dr. Carnes under the stock option plan.
(9) The amount above includes options to purchase 10,560 shares of common stock granted to Mr. Rider under the stock option plan.
(10) The amount above includes options to purchase 550 shares of common stock granted to Mr. Byers under the stock option plan.
(11) The amount also includes 1,449 shares of common stock allocated to Mr. Zahn's account under the ESOP and vested options to purchase 2,365 shares of common stock granted to Mr. Zahn under the stock option plan.

                       PROPOSAL I - ELECTION OF DIRECTORS


         Our Board of Directors currently consists of five members, each of whom is also a director of First Federal Savings Bank. Directors are generally elected to serve for a three-year staggered terms or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually. On March 13, 2000, Michael S. Zahn was appointed to the Board of Directors to replace Samuel Preston, who is deceased.

         The following table sets forth certain information regarding the directors, including their terms of office and the nominee for election as director. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected to select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                           Director        Term
   Name                     Position(s) Held with Northeast Indiana Bancorp     Age(1)     Since(2)      Expires
----------------------------------------------------------------------------------------------------------------
                                                  NOMINEE
Michael S. Zahn              Director and Vice President                          30         2000          2003
Randall C. Rider             Director                                             49         1989          2003

                                      DIRECTORS CONTINUING IN OFFICE
Stephen E. Zahn              Chairman of the Board, President and Chief           57         1965          2001
                             Executive Officer
Dan L. Stephan               Director                                             52         1987          2001
J. David Carnes              Director                                             48         1991          2002

----------
(1)      At December 31, 1999.
(2)      Includes service as director of First Federal Savings Bank.


         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Michael S. Zahn, Mr. Zahn is Vice-President of First Federal Savings Bank. Mr. Zahn joined First Federal Savings Bank in 1996 as a loan officer. Prior to his employment with First Federal Savings Bank, Mr. Zahn worked as a Senior Underwriter for a regional insurance carrier. Mr. Zahn is the son of Stephen E. Zahn, Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp.

         Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

         Stephen E. Zahn. Mr. Zahn is the Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. Zahn became President and CEO of First Federal Savings Bank in 1980. Mr. Zahn joined First Federal Savings Bank in 1964 as Secretary and Treasurer. Mr. Zahn is the father of Michael S. Zahn, Vice President and Director.

         Dan L. Stephan. Mr. Stephan retired at the end of his term as State Representative to the Indiana Legislature, a position he was first elected to in 1980. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.

         J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of Northeast Indiana Bancorp. Meetings of Northeast Indiana Bancorp's Board of Directors are generally held on a monthly basis. The Board of Directors met 14 times during fiscal 1999. During fiscal 1999, no incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors has standing Audit, Nomination, Proxy and Compensation Committees. We do not have a standing executive committee.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Preston, Rider, and Dr. Carnes. This Committee met once during fiscal 1999.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 1999.

         The Proxy Committee meets annually to review proxies for the current year prior to the annual meeting. Members of the committee are Directors Preston and Zahn. This Committee met once during fiscal 1999.

         The Compensation Committee establishes our compensation policies and review compensation matters. The current members of this Committee are Directors Preston, Stephan, Rider and Carnes. This Committee met once during fiscal 1999.

         Board and Committee Meetings of First Federal Savings Bank. First Federal Savings Bank's Board of Directors meets at least monthly. The Board of Directors met 16 times during the year ended December 31, 1999. During 1999, no director of First Federal Savings Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. First Federal Savings Bank has standing Nominating, Audit and Compensation Committees.

         The Nominating Committee meets annually to recommend nominations to First Federal Savings Bank's Board of Directors. Members of the committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 1999.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of First Federal Savings Bank's independent auditors and regulators. This committee is comprised of Directors Preston, Rider and Dr. Carnes. The Audit Committee met once during fiscal 1999.

         The Compensation Committee reviews and makes recommendations to the Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan, Preston, Rider and Carnes, met once during fiscal 1999.

Director Compensation

         The Board of Directors of Northeast Indiana Bancorp are paid $200 per regular meeting for their service in such capacity.

         Directors of First Federal Savings Bank receive a retainer fee of $1,250 per quarter and $350 per regular monthly meeting. Directors do not receive any compensation for participation on the committees.

         The First Federal Savings Bank has established a deferred compensation program for the benefit of its Directors. This program permitted participating directors to defer up to a maximum of $400.00 of Board fees per month or $4,800 per year over a five year period which ended December 31, 1996. Generally upon attaining age 65, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, First Federal Savings Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. At December 31, 1999, no directors were deferring a portion of their fees pursuant to this program.

Executive Compensation

         Our officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by First Federal Savings Bank during fiscal 1999 for services rendered by the President of First Federal Savings Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1999.

                                               SUMMARY COMPENSATION TABLE
                                                                                    Long Term
                                                                                  Compensation
                                                       Annual Compensation            Awards
                                                     ------------------------------------------------
                                                                               Restricted
                                                                                 Stock       Options/       All Other
                                      Fiscal          Salary       Bonus        Award(s)       SARs       Compensation
     Name and Principal Position       Year           ($)(1)        ($)            ($)         (#)              ($)
     ---------------------------       ----           ------        ---            ---         ---              ---
Stephen E. Zahn, Chairman of           1999          $153,600     $22,500         $ ---         ---          $64,564(2)
 the Board, President and Chief        1998           137,600      30,000           ---         ---           48,549
 Executive Officer                     1997           113,000      35,000           ---         ---           42,038

------------------
(1) Includes directors' fees of $11,600, $9,000 and $8,400, paid by First Federal Savings Bank and Northeast Indiana Bancorp, Inc., during 1999, 1998 and 1997, respectively.
(2) Includes $7,151 of life, health and disability insurance premiums paid by First Federal Savings Bank, $3,692 for use of First Federal Savings Bank's automobile, $5,000 compensation accrued to Mr. Zahn pursuant to First Federal Savings Bank's 401(k) plan, $9,703 paid by First Federal Savings Bank's pension plan and $39,018 compensation accrued to Mr. Zahn pursuant to First Federal Savings Bank's Executive Supplemental Retirement Plan.

         The following table provides information as to the value of the options held by our Chief Executive Officer on December 31, 1999. No stock appreciation rights were granted during fiscal 1999.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                     OPTION VALUES
                                                                                                    Value of
                                                                     Number of                     Unexercised
                                                                   Unexercised                   In-the-Money
                                                                   Options at                     Options at
                                                                  FY-End (#)(1)                  FY-End ($)(2)
                                                        -------------------------------   ----------------------------
                    Shares Acquired    Value Realized   Exercisable       Unexercisable   Exercisable    Unexercisable
       Name         on Exercise (#)          ($)            (#)                (#)             ($)             ($)
       ----         ---------------          ---            ---                ---             ---             ---
Stephen E. Zahn           ---               $---              34,159         26,406        $101,708           $78,624

-----------
(1) Represents options to purchase common stock awarded to Northeast Indiana Bancorp's Chief Executive Officer. These options vests in five equal annual installments. The first installment vested on January 15, 1997, and the remaining installments to vest equally on January 15, 1998, 1999, 2000 and 2001.
(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the average of the closing bid and the asked price of $12.6875 per share of the common stock as reported on the NASDAQ National Market on December 31, 1999.

Employment Agreement

         First Federal Savings Bank has an employment contract with President Zahn. The employment contract provides for an annual base salary in an amount not less than his salary as of its effective date and has a term of three years. The contract provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings Bank. The contract provides for termination upon Mr. Zahn's death, for cause, or in certain events specified by Office of Thrift Supervision regulations. The employment contract is also terminable by Mr. Zahn upon 90 days notice to First Federal Savings Bank.

         The employment contract provides for payment to Mr. Zahn of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Federal Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contract, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision regulations. Such events are generally triggered by the acquisition of control of more than 10% of Northeast Indiana Bancorp's common stock. Based on his current salary, if Mr. Zahn was terminated in December, 1999 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $668,878.

Certain Transactions

         First Federal Savings Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans to senior officers and directors are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of First Federal Savings Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to directors have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility. Although, all outstanding loans to executive officers have been made in the ordinary course of business do not involve more than the normal risk of collectibility, as employees they are eligible for a 1/2% discount from the current rate offered after one year of service and a 1% discount from the current rate offered after 5 years of service on one residential and one consumer loan. Set forth below is certain information as to a loan made by First Federal Savings Bank to an officer at this preferential rate available to all employees who have completed the requisite service requirement.

                                                                                               Largest
                                                                                               Amount
                                                                                             Outstanding
                                                 Date of        Type of        Original         Since         Balance at
             Name and Position                    Loan            Loan          Amount         1/1/99          12/31/99
             -----------------                    ----            ----          ------         ------          --------
Michael S, Zahn, Vice President and               12/96        Residence       $132,000       $128,563         $124,973
  Nominee for Director                            10/99         Consumer        $17,000        $17,000         $16,166

                                        7

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         We have renewed our arrangement with Crowe, Chizek and Company LLP to be our independent accountants, auditors for the fiscal year ending December 31, 2000 subject to the ratification of the appointment by our stockholders. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.


                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office at 648 North Jefferson Street, Huntington, Indiana 46750 no later than November 20, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office at 648 North Jefferson Street, Huntington, Indiana 46750 by March, 2001; provided, however, that in the event that less than 40 days' notice of the annual meeting is given, the stockholder proposal must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with our bylaws and Delaware law.

         All stockholder proposals for inclusion in the proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the proxy materials), Northeast Indiana Bancorp's Certificate of Incorporation and Bylaws and Delaware law.


                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY
                         NORTHEAST INDIANA BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 19, 2000

The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northeast Indiana Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held on April 19, 2000 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana at 1:00 P.M., eastern standard time, and at any and all adjournments thereof, as follows:

   I. The election of the following directors for a three-year term to expire in the year 2003:

                                     WITH-
                [   ] FOR      [   ] HOLD      [   ] EXCEPT

                MICHAEL  S. ZAHN     RANDALL C. RIDER



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for Northeast Indiana Bancorp, Inc. for the fiscal year ended December 31, 2000.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                         NORTHEAST INDIANA BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of Northeast Indiana Bancorp, Inc. at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

   The above signed acknowledges receipt from the Northeast Indiana Bancorp, Inc., prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 20, 2000 and Northeast Indiana Bancorp, Inc.'s Annual Report to Stockholders for the fiscal year ended December 31, 1999.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY